UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023

MATIV HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

100 Kimball Place, Suite 600 Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)

1-800-514-0186

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	MATV	New York Stock Exchange

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2023, Mativ Holdings, Inc. (the “Company”) announced the departure of Ricardo Nuñez from his role as Chief Legal Officer, Secretary and Chief Compliance Officer, effective September 1, 2023.

Effective September 1, 2023, Mark W. Johnson, Sr. will succeed Mr. Nuñez as Chief Legal Officer, General Counsel and Secretary of the Company. Prior to joining the Company, Johnson served as executive vice president, chief legal officer, and corporate secretary for Kimball International, Inc., where he oversaw all legal affairs, including securities, ethics and compliance, mergers and acquisitions, litigation, intellectual property protection, and regulatory matters. Johnson also led Kimball International’s ESG activities, which he will lead at the Company. Since 2022, Mark also served as president of Kimball International’s Hospitality business unit, responsible for full P&L management and results. He had prior leadership roles at Newell Brands and was a commercial litigation associate for McGuire Woods, LLP.

For purposes of the Company’s executive severance plan and other plans and policies applicable to Mr. Nuñez, Mr. Nuñez’s departure is a termination without “cause” following a “change of control.” As a result of his termination with the Company, Mr. Nuñez will be entitled to receive compensation and benefits consistent with a termination without “cause” following a “change of control” as previously described in the “Interests of SWM’s Directors and Executive Officers in the Merger” section of the Company’s joint proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on May 23, 2022.

Item 8.01	Other Events.

On August 8, 2023, the Company issued a press release announcing the departure of Mr. Nuñez and the appointment of Mr. Johnson as Chief Legal Officer, General Counsel and Secretary. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description

99.1	Press Release by Mativ Holdings Inc., dated August 8, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mativ Holdings, Inc.

By:	/s/ Greg Weitzel
Greg Weitzel
Executive Vice President and Chief Financial Officer

Dated: August 8, 2023